ANNUAL REPORT

Maxus Laureate Fund

December 31, 1999

Dear Shareholders:

For all of 1999 the Maxus family of mutual funds continued their exceptional performance relative to the appropriate market indices. In one of the most difficult years ever for both value and income managers, the Maxus Funds demonstrated that hard work, perseverance and the right mix of opportunities pays off.

Leading our effort in absolute performance was the Maxus Laureate Fund with a 50.66% percentage gain. Especially unique features of this Fund include a market timing component intended not only to enhance investment portfolio returns, but to partially protect these profits during significant market declines. The major focus of the Maxus Laureate Fund is to invest in those areas of the international marketplace defined by significant money inflows. In 1999, the major themes included domestic technology and the Japanese economy.

The Maxus Aggressive Value Fund posted a return of 21.27% for all of 1999, far eclipsing competing funds with similar objectives. The focus of this Fund is value companies in the micro-cap marketplace, i.e. small companies with solid balance sheets and marketing opportunities for their products and services. I believe the next three to five years will demonstrate that today’s prices represent exceptional bargains.

The Maxus Equity Fund produced a 12.98% return for 1999, far ahead of the 5.94% return of the Lipper Multi-Cap Value Index, an index of mutual funds with similar objectives. In keeping with the Maxus value style, the Maxus Equity Fund seeks out investments in companies whose underlying business value far exceeds its current market value. The operative rule of thumb is based upon what we believe an acquirer would be willing to pay, in cash, for the entire company.

In the worst year ever in the bond market, the Maxus Income Fund managed to outperform most of its competition with a total return, albeit a negative one, of -5.73%. More importantly, however, the Fund repositioned its portfolio to take advantage of overly depressed prices in hybrid debt securities and lock in higher rates of return. The strategy is paying off through an increased dividend for 2000 and exceptional performance relative to the Ryan Index of Government bonds.

The Maxus Ohio Heartland Fund had a negative total return of -11.03%, reflecting the difficult marketplace for not only so called old economy companies headquartered in Ohio, but for the value style in general. In what seems to me to be an ironic twist on this concept, the very existence of the technologically based new internet economy, is to produce greater productivity and increased standards of living so that people can buy more of the old economy products like cars, stereos and vacation homes.

In fact, what drives the business models of the new economy is mostly perception. The internet will definitely change the way business and commerce are conducted, and the end result will benefit consumers and the economy for years to come. But in an environment intended to essentially "commoditize" the products and services it offers, most publicly traded dot.coms have very little chance of ever making money, and virtually no chance at all of surviving.

The Microsofts, Ciscos and dells have a much better shelf life since they extract the price of admission to the internet. Essentially, the only expenditures needed to access the new economy (computers, software and infrastructure) are provided by these giants of the 21st century. The major issue with which investors must grapple in the months ahead is what price to pay for 15% to 20 % annual growth. No businessman I know would pay $10 million to buy an entire company earning $100,000 (1%) with the prospect (not even the assurance) or earning $200,000 (2%) five years hence. Yet many have no problem owning the shares public companies with these multiples and growth prospects and discarding others producing 25% to 35% free cash annually.

Much has changed. No longer can we depend on the old way of doing things, except perhaps in the way money is ultimately made. Playing the market and knowing when to get out might prove for some to be the way to wealth (I must admit I have at times engaged in this endeavor). But the only sure way of getting there , to paraphrase Warren Buffet, is investing in growing companies with good management at a "fair price."

Sincerely,

Richard Barone

Maxus Laureate Fund
	Schedule of Investments
	December 31, 1999
Shares/Principal Amount		Market Value	% of Assets
Mutual Funds Equity
34,423	Acorn Foreign 40	686,059
45,477	American Century Emeging Markets	317,885
31,877	American Century International	477,205
39,263	Artisan International	1,119,008
12,634	Baron Asset	742,483
8,186	Baron Small Cap No-Load Fund	147,340
15,530	Berger Small Cap Value Fund	336,077
12,651	Excelsior Pacific Asia Fund	156,243
43,908	Fremont Emerging Markets Fund	472,010
5,468	Heartland Value Fund	199,569
20,148	Invesco Financial Services Fun	536,329
17,572	Invesco Worldwide Communicatio	907,254
18,470	Janus Enterprise Fund	1,416,066
26,104	Janus Mercury Fund	1,143,612
23,544	Janus Overseas Fund	875,828
21,709	Lexington Small Cap Asia Growt	194,293
23,278	Lexington Worldwide Emerging M	351,493
15,969	Masters' Select International	298,137
425	Montgomery Emerging Asia Fund	4,963
23,028	Montgomery Emerging Markets Fu	299,829
24,714	Montgomery Global Communicatio	910,698
1,211	Mutual Series European Fund	20,446
22,124	Oakmark International Fund	300,883
17,656	Oakmark Intl Small Cap Fund	220,699
56,539	Potomac Small-Cap Plus Fund	756,497
18,484	POTOMAC US PLUS FUND	313,309
15,259	RS Diversified Growth Fund	503,545
32,167	RS Emerging Growth Fund	1,951,247
26,784	RS Internet Age Fund	326,226
31,644	RS Microcap Growth Fund	706,936
155,606	Rydex Arktos Fund	675,332
54,892	Rydex BioTechnology Fund Inves	1,271,298
15,510	Rydex Nova Fund	638,846
14,545	Rydex OTC Fund	1,197,927
43,478	Rydex Ursa	339,130
24,046	Scudder Intl Fd Inc Latin Amer	626,152
50,685	Sei Emerging Markets Fund	607,205
11,341	SSGA Emerging Markets Fund	143,693
189	Strong Asia Pacific Fund	2,242
71,713	The Information Age Fund	2,566,590
7,099	Torray FD Sh Ben Int	314,553
417	Turner Small Cap Growth Fund	17,295
18,358	Ultra Bear Profund Investor Sh	391,217
375,934	Ultrashort Profund Investor Sh	1,154,118
24,559	Van Wagoner Emerging Growth Fu	1,052,852
4,288	Van Wagoner Post Venture Fund	163,259
49,785	Vanguard Value Index Trust Fun	1,139,577
84	Warbur Pincus Global	6,030
37,339	Warburg Pincus Emerging Market	469,356
26,571	Warburg Pincus Japan Growth Fu	917,483
60,700	Warburg Pincus Japan Small Com	1,674,720
		32,061,044	95.55%
Cash Equivalents
2,061,049	Firstar Treasury Fund 4.51%	2,061,049	6.14%

	Total Investments (Cost - $25,331,648)	34,122,093	101.69%

	Other Assets Less Liabilities	(568,009)	-1.69%

	Net Assets	33,554,084	100.00%

The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Maxus Laureate Fund	December 31, 1999

Laureate
Fund
Assets:
Investment Securities at Market Value	34,122,093
(Identified Cost - $25,331,648)
Receivables:
Receivable for investment securities sold	841,227
Receivable for capital gains from Mutual Funds	3,588
Dividends and interest receivable	153,446
Receivable for shareholder purchases	131,944
Total Assets	35,252,298

Liabilities:
Payable for investment securities purchased	320,055
Payable to custodian bank	1,265,562
Payable for shareholder redemptions	38,396
Accrued Expenses	74,201
Total Liabilities	1,698,214
Net Assets	33,554,084

Net Assets Consist Of:
Capital Paid In	24,760,583
Accumulated undistributed realized gain/loss on investments	3,056
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	8,790,445
Net Assets	33,554,084

Net Assets:
Investors Shares	32,324,451
Institutional Shares	1,229,633
Total	33,554,084

Shares of capital stock
Investors Shares	1,684,679
Institutional Shares	63,705
Total	1,748,384

Net asset value per share
Investors Shares	$ 19.19
Institutional Shares	$ 19.30

The accompanying notes are an integral part of the financial statements.

Statement of Operations
Maxus Laureate Fund	December 31, 1999

Laureate
Fund
Investment Income:
Dividend income	$ 170,007
Interest income	89,605
Total Income	259,612
Expenses:
Investment advisory fees (Note 2)	179,888
Distribution fees (Investor shares)	89,104
Distribution fees (Institutional shares)	-
Transfer agent fees/Accounting and Pricing	30,281
Audit	10,000
Custodial fees	9,847
Registration and filing fees	8,692
Legal	7,294
Trustee fees	3,000
Printing & Other Miscellaneous	9,524
Total Expenses	347,630

Net Investment Income (Loss)	(88,018)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	691,830
Distribution of Realized Capital Gains from other Investment Companies	774,010
Unrealized Gain (Loss) from Appreciation (Depreciation) on Investments	7,654,002
Net Realized and Unrealized Gain (Loss) on Investments	9,119,842

Net Increase (Decrease) in Net Assets from Operations	$ 9,031,824

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Maxus Laureate Fund	December 31, 1999

	Maxus Laureate Fund
	01/01/99 to 12/31/99	01/01/98 to 12/31/98
From Operations:
Net Investment Income	(88,018)	(52,762)
Net Realized Gain (Loss) on Investments	1,465,840	468,275
Net Unrealized Appreciation (Depreciation)	7,654,002	1,125,684
Increase (Decrease) in Net Assets from Operations	9,031,824	1,541,197

Distributions to investor shareholders:
Net Investment Income	-	-
Net Realized Gain (Loss) from Security Transactions	(1,325,042)	(417,895)

Distributions to institutional shareholders:
Net Investment Income	-	-
Net Realized Gain (Loss) from Security Transactions	(49,724)	(463)
Change in net assets from distributions	(1,374,766)	(418,358)

From capital share Investor transactions:
Proceeds from sale of shares	20,167,724	4,466,895
Dividend reinvestment	1,316,761	409,387
Cost of shares redeemed	(4,743,183)	(1,335,080)

From capital share Institutional transactions:
Proceeds from sale of shares	1,037,951	8,323
Dividend reinvestment	49,724	464
Cost of shares redeemed	(24)	-
Change in net assets from capital transactions	17,828,953	3,549,989
Change in net assets	25,486,011	4,672,828

Net Assets:
Beginning of period	8,068,073	3,395,245
End of period (including accumulated undistributed net	33,554,084	8,068,073
investment income of $0 and $0, respectively)

Investor share transactions:
Issued	1,297,316	359,049
Reinvested	70,228	30,744
Redeemed	(289,429)	(110,248)
Net increase (decrease) in shares	1,078,115	279,545
Shares outstanding beginning of period	606,564	327,019
Shares outstanding end of period	1,684,679	606,564

Institutional share transactions:
Issued	60,405	633
Reinvested	2,633	35
Redeemed	(1)	-
Net increase (decrease) in shares	63,037	668
Shares outstanding beginning of period	668	-
Shares outstanding end of period	63,705	668

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Maxus Laureate Fund			Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

	01/01/99	01/01/98	01/01/97	01/01/96	01/01/95
	to	to	to	to	to
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
Net Asset Value -
Beginning of Period	13.29	10.38	10.82	9.82	9.62
Net Investment Income	(0.07)	(0.12)	0.52	(0.08)	(0.19)
Net Gains or Losses on Securities
(realized and unrealized)	6.78	3.76	0.07	2.14	1.57
Total from Investment Operations	6.71	3.64	0.59	2.06	1.38
Distributions
Net investment income	-	-	(0.52)	-	-
Capital gains	(0.81)	(0.73)	(0.51)	(1.06)	(1.18)
Return of capital	-	-	-	-	-
Total Distributions	(0.81)	(0.73)	(1.03)	(1.06)	(1.18)
Net Asset Value -
End of Period	$ 19.19	$ 13.29	$ 10.38	$ 10.82	$ 9.82

Total Return	50.58%	35.14%	5.49%	21.03%	14.41%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	32,324	8,059	3,395	3,156	1,510
Ratio of expenses to average net assets	1.92%	2.63%	2.49%	3.92%	3.85%
Ratio of net income to average net assets	-0.49%	-1.10%	4.19%	-0.73%	-1.69%
Portfolio turnover rate	1172%	2792%	1511%	1267%	1377%

			Institutional Shares

	01/01/99	2/1/98**
	to	to
	12/31/99	12/31/98
Net Asset Value -
Beginning of Period	13.30	10.38
Net Investment Income	0.03	(0.11)
Net Gains or Losses on Securities
(realized and unrealized)	6.78	3.76
Total from Investment Operations	6.81	3.65
Distributions
Net investment income	-	-
Capital gains	(0.81)	(0.73)
Return of capital	-	-
Total Distributions	(0.81)	(0.73)
Net Asset Value -
End of Period	$ 19.30	$ 13.30

Total Return	51.29%	35.24%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	1,230	9
Ratio of expenses to average net assets	1.42%	2.13%*
Ratio of net income to average net assets	0.01%	-0.6%*
Portfolio turnover rate	1172%	2792%*

*annualized
**commencement of operations

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
MAXUS LAUREATE FUND
DECEMBER 31, 1999

1.) Significant Accounting Policies

The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated February 10, 1993. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The Fund has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This fund pursues its objective by investing exclusively in shares of other open-end registered investment companies, commonly called mutual funds. Significant accounting policies of the Fund are presented below:

Security Valuation

The Fund intends to invest exclusively in other open-end management investment companies (mutual funds). The investments in mutual funds are carried at market value. The market quotation used for mutual funds is the net asset value on the date on which the valuation is made.

SECURITY TRANSACTION TIMING

Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income Taxes

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to accumulated undistributed net realized gains.

2.) Investment Advisory Agreement

The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc, a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.

3.) Related Party Transactions

Resource Management, Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $179,888 in investment advisory fees during the fiscal year ended December 31, 1999. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Fund's shares. The Fund has entered into a distribution agreement to which the Fund pays Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was reimbursed $89,104 for distribution expenses. Resource Management, Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services performs fund accounting and transfer agency services for the Fund. Mutual Shareholder Services received fees totaling $30,281 for services rendered to the Fund for the fiscal year ending December 31, 1999. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. The fees collected by Maxus Securities represent transaction charges imposed by the custodian. Maxus Securities pays these charges to the custodian without a mark-up.

At December 31, 1999, Maxus Securities Corp owned 10,000 shares in the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

4.) Capital Stock and Distribution

At December 31, 1999 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $24,760,583.

Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.) Purchases and Sales of Securities

During the fiscal year ending December 31, 1999 purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $195,870,642 and $180,600,501 respectively.

6.) Security Tranactions

For Federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost.

At December 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
9,896,795	(1,106,350)	8,790,445

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
Maxus Laureate Fund:

We have audited the accompanying statement of assets and liabilities of Maxus Laureate Fund, including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maxus Laureate Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 20, 2000

Investment Adviser
Maxus Asset Management, Inc.
1301 East Ninth Street
Cleveland, OH 44114

Transfer Agent
Mutual Shareholder Services, LLC.
1301 E. 9th St., Suite 1005
Cleveland, OH 44114

Custodian
Firstar Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Legal Counsel
Benesch, Friedlander, Coplan & Aronoff
2300 BP America Building
200 Public Square
Cleveland, OH 44114

Auditors
McCurdy & Associates, CPA’s, Inc.
27955 Clemens Road
Westlake, OH 44145

Board of Trustees
Denis J Amato
Richard A Barone
Kent W Clapp
Steven M Kasarnich
Joseph H Smith
Burton D Morgan
Michael A Rossi